SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported): May 28, 2002 (May 22, 2002)
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                                  ARMITEC, INC.


Delaware                             0-11419                        22-2435595
--------                             -------                        ----------
(State or other                  (Commission File                  (IRS Employer
jurisdiction of                        No.)                           ID No.)
incorporation)



                    4479 Atlanta Road, Smyrna, Georgia 30080
                    ----------------------------------------
                    (Address of principal executive offices)



                                  770-432-8140
                                  ------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

     On  May  22,  2002,  the  registrant   received   correspondence  from  its
independent public accountant, Braverman & Company, P.C., that the client-auditor relationship was terminated. The decision by Braverman & Company, P.C. reflects its resignation. Neither of the reports of the former principal accountants on the financial statements for the fiscal years ending December 31, 2000 or December 31, 2001, contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years, and the subsequent interim period preceding the resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter or the disagreements in connection with its reports.

     The registrant has provided Braverman & Company, P.C., a copy of this disclosure and has requested that Braverman & Company, P.C. furnish it with a letter addressed to the U.S. Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (C)  Exhibit No. 16.1

     Letter - Braverman & Company, P.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 ARMITEC, INC.
                                                             (Registrant)


Dated: May 28, 2002                              By   /s/ Bruce R. Davis
                                                     ---------------------------
                                                     Bruce R. Davis
                                                     President